SECURITIES AND EXCHANGE COMMISSION

            WASHINGTON, D.C. 20549



                 FORM 8-K

                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934


Date of Report (Date of earliest event
reported): September 15, 2009

          CAL ALTA AUTO GLASS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada              000-51227           88-0448809
(State or Other (Commission File     (IRS Employer
Jurisdiction of     Number)          Identification
Incorporation)                        Number)

    160 Quarry Park Blvd S.E.Suite 300, Calgary,
          Alberta  Canada  T2C 3G3
 (Address of Principal Executive Offices, Zip Code)

    Registrant's telephone number, including area
                 code:(403) 984-0465


     (Former Name or Former Address, if Changed
                      Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).







As used herein, the terms, "we," "us," "our," and the "Company" refers to Cal Alta Auto Glass, Inc., a Nevada corporation, unless otherwise stated.

Item 5.02 Departure of Directors or Certain Officers;
Appointment of Certain Officers

      Effective September 15, 2009, Frank Aiello resigned as a Director of Cal Alta Auto Glass, Inc. Mr. Aiello, cited personal circumstances as the reason for his departure. The vacancy created by Mr. Aiello's resignation will remain open until the next annual meeting.




SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Cal Alta Auto Glass, Inc.


Date: September 16, 2009
By:  /s/ Kirk Reed



Kirk Reed, President, Chief
Executive Officer and Chief
Accounting Officer


Exhibits:

            17.1   Resignation letter from Frank Aiello
to the Board of Directors